Exhibit 99.1

EDGAR® Online Receives Early Termination

of HSR Waiting Period for Merger with R.R. Donnelley

ROCKVILLE, Md.—July 9, 2012—EDGAR® Online, Inc. (NASDAQ: EDGR), a premier provider of fundamental financial data, analytics and disclosure management services, announced today that it has received notice from the Premerger Notification Office of the Federal Trade Commission that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 was granted in connection with the previously announced merger of EDGAR® Online, Inc. and R.R. Donnelley & Sons Company. The transaction remains subject to other customary closing conditions, including approval by EDGAR® Online’s stockholders. Subject to satisfaction of these other closing conditions, the merger is expected to close during the third quarter of 2012.

About EDGAR Online

EDGAR® Online (NASDAQ:EDGR) provides financial data, analytics and disclosure management solutions to help corporations and institutional investors facilitate compliance and management of regulatory disclosure filings. In addition to developing a variety of unique as-reported and normalized data sets, EDGAR® Online is an industry leader in XBRL (eXtensible Business Reporting Language) processing. Thousands use the company’s solutions, including U.S. public companies, mutual funds, leading financial analysts and institutional investors, as well as global regulators such as the FDIC, Banque de France and the U.S. Securities and Exchange Commission. The company delivers its solutions, including ActiveXBRL software solutions, through an extensive network of partners, including Business Wire, LexisNexis®, NASDAQ OMX, Oracle, PR Newswire, RR Donnelley and SAP.

Important Merger Information

In connection with the proposed acquisition, EDGAR® Online has filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and intends to file a definitive proxy statement on Schedule 14A with the SEC. EDGAR® Online and RR Donnelley intend to file other relevant materials with the SEC. Stockholders of EDGAR® Online are urged to read all relevant documents filed with the SEC when they become available, including EDGAR® Online’s proxy statement, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to holders of EDGAR® Online stock seeking their approval of the proposed transaction.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, EDGAR® Online stockholders may obtain free copies of the documents filed with the SEC when available by contacting EDGAR® Online’s Investor Relations at 11200 Rockville Pike, Suite 310 Rockville, MD 20852. Phone 1-301-287-0364. Such documents are not currently available. You may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

EDGAR® Online and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of EDGAR® Online common stock in respect of the proposed transaction. Information regarding the directors and executive officers of EDGAR® Online is available in the 2011 Annual Report on Form 10-K, filed with the SEC on March 13, 2012, and the amendment to such report filed with the SEC on April 30, 2012. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Use of Forward-Looking Statements

This news release may contain “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Readers are strongly encouraged to read the full cautionary statements contained in RR Donnelley’s and EDGAR® Online’s filings with the SEC. RR Donnelley and EDGAR® Online disclaim any obligation to update or revise any forward-looking statements.

These forward-looking statements are subject to a number of risks that could cause actual results to differ materially from those contained in the forward-looking statements, including the risk that EDGAR® Online’s stockholders may not approve the merger and that the regulatory approvals and any other required approvals in connection with the merger may not be obtained on the proposed terms or at the times anticipated.

Contact:

For EDGAR® Online

Kathryn Ghita, 617-236-0500 x15

kathryn.ghita@metiscomm.com

or

David Price, 301-287-0364

dprice@edgar-online.com